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                                                                EXHIBIT 21


                      SUBSIDIARIES OF IDEX CORPORATION
                              December 31, 1997



                                                                              OTHER NAME
                                                        JURISDICTION OF   WHICH DOING BUSINESS
SUBSIDIARY                                              INCORPORATION           IF ANY
----------                                              ---------------   --------------------
BAND-IT-IDEX, INC.                                      DELAWARE
   BAND-IT COMPANY LTD.                                 UNITED KINGDOM
   BAND-IT CLAMPS (ASIA) PTE. LTD.                      SINGAPORE
   BAND-IT R.S.A. (PTY) LTD.                            REP. OF S. AFRICA
                                                         51% OWNED
CORKEN, INC.                                            DELAWARE

FMI MANAGEMENT COMPANY                                  DELAWARE
FLUID MANAGEMENT, INC.                                  DELAWARE
   FLUID MANAGEMENT EUROPE B.V.                         NETHERLANDS
      FLUID MANAGEMENT U.K. LTD.                        UNITED KINGDOM
      FLUID MANAGEMENT FRANCE SARL                      FRANCE
      FLUID MANAGEMENT ESPNANA SLU                      SPAIN
      FLUID MANAGEMENT SCANDINAVIA AB                   SWEDEN
   FLUID MANAGEMENT GmbH                                GERMANY
   FLUID MANAGEMENT AUSTRALIA PTY.LTD.                  AUSTRALIA
   FLUID MANAGEMENT SERVICES, INC.
   FLUID MANAGEMENT CANADA                              CANADA
   FLUID MANAGEMENT SERVICES e VENDES                   BRAZIL

HALE PRODUCTS, INC.                                     PENNSYLVANIA
   HALE PRODUCTS EUROPE GmbH                            GERMANY
   GODIVA PRODUCTS LTD.                                 UNITED KINGDOM
      SEITHAL LIMITED                                   UNITED KINGDOM
         GODIVA GROUP LTD.                              UNITED KINGDOM
            GINSWAT LTD.                                HONG KONG
   HALE PRODUCTS BET. GmbH                              GERMANY
   LUKAS HYDRAULIK VER. GmbH
      LUKAS HYDRAULIK GmbH                              GERMANY

LUBRIQUIP, INC.                                         DELAWARE
   KLS ILUBRIQUIP, INC.                                 WISCONSIN

MICROPUMP, INC.                                         DELAWARE
   MICROPUMP LIMITED                                    UNITED KINGDOM

PULSAFEEDER, INC.                                       DELAWARE
   PULSAFEEDER PTE. LTD.                                SINGAPORE
      KNIGHT INC.                                       DELAWARE
         KNIGHT EQUIPMENT AUSTRALIA PTY LTD             AUSTRALIA
         KNIGHT EQUIPMENT (CANADA) LTD                  CANADA
         KNIGHT INTERNATIONAL B.V.                      NETHERLANDS
            KNIGHT EQUIPMENT INTL. B.V.                 NETHERLANDS

SIGNFIX HOLDINGS LIMITED                                UNITED KINGDOM
   SIGNFIX LIMITED                                      UNITED KINGDOM
      TESPA FRANCE SARL                                 FRANCE
      TESPA GmbH                                        GERMANY

STRIPPIT, INC.                                          DELAWARE                BURGMASTER
   STRIPPIT LIMITED                                     UNITED KINGDOM

VIBRATECH, INC.                                         DELAWARE

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                      SUBSIDIARIES OF IDEX CORPORATION
                              December 31, 1997



                                                                              OTHER NAME
                                                        JURISDICTION OF   WHICH DOING BUSINESS
SUBSIDIARY                                              INCORPORATION           IF ANY
----------                                              ---------------   --------------------
VIKING PUMP, INC.                                       DELAWARE
   VIKING PUMP INTERNATIONAL, INC.                      DELAWARE
   VIKING PUMP (EUROPE) LTD.                            IRELAND
   JOHNSON PUMP (UK) LTD.                               UNITED KINGDOM
   VIKING PUMP OF CANADA, INC.                          ONTARIO
   VIKING PUMP LATIN AMERICA S.A. DE C.V.               MEXICO
WARREN RUPP, INC.                                       DELAWARE          MARATHON PUMP COMPANY
   WARREN RUPP (EUROPE) LTD.                            IRELAND

BLAGDON PUMP LTD                                        UNITED KINGDOM

IDEX FOREIGN SALES CORP.                                BARBADOS